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                                                                 EXHIBIT 10.10.1


Schedule identifying substantially identical agreements, between Visteon Corporation ("Visteon") and each of the persons named below, to the Revised Change in Control Agreement constituting Exhibit 10.10 to the Quarterly Report on Form 10-Q of Visteon for the quarterly period ended March 31, 2005.


                                                    Name
                                                    ----

                                  Michael F. Johnston
                                  Donald J. Stebbins
                                  James F. Palmer
                                  Dr. Heinz Pfannschmidt
                                  John Donofrio
                                  Robert H. Marcin